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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                          -----------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     February 2, 2000

                              THOMASTON MILLS, INC.
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             (Exact name of registrant as specified in its charter)


         GEORGIA                      0-1915               NO.58-0460470
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)              File No.)            Identification No.)


115 East Main Street, P.O. Box 311, Thomaston, Georgia       30286-0004
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               (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code  (706) 647-7131


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)



                     The Exhibit Index is located on page 4.


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Item 5.  Other Events

         On February 2, 2000, the Company's Board of Directors approved the creation of a Senior Executive Management and Directors Incentive Plan ("Plan").

         Under the Plan, certain key executives and directors of the Company who purchase the Company's capital stock on the open market are eligible to receive one-half of the purchase price they pay for the acquired stock in the form of a cash incentive bonus. The Plan restricts the aggregate payments that any single eligible person may receive during the life of the Plan to a maximum of $3,000, and the aggregate purchase price for any single acquisition of stock must be at least $2,000 to be eligible for an incentive bonus. The aggregate amount of funds available for all incentive bonuses awarded under the Plan is $100,000.

         Subject to certain exceptions, the Plan prohibits a person who receives an incentive bonus for his or her stock purchase from transferring that stock to a third party for a period of five years from the time of purchase. A person who violates the five-year holding criteria may be required to return to the Company all incentive bonuses he or she receives under the Plan.

         A copy of the Plan is attached hereto as exhibit 10.1 and is by this reference incorporated herein.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits - the following exhibits are filed herewith:

Exhibit No.
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10.1     Thomaston Mills Inc. Senior Executive Management and Directors
         Incentive Plan.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                   THOMASTON MILLS, INC.
                                   ---------------------
                                   (Registrant)


Date:  February 2, 2000            By:      /s/ Neil H. Hightower
                                            -----------------------------------
                                            President


Date:  February 2, 2000            By:      /s/ A. William Ott
                                            -----------------------------------
                                            Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.       Exhibit
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

10.1              Thomaston Mills Inc. Senior Executive Management and Directors
                  Incentive Plan.